UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 7.01	Regulation FD Disclosure

On November 12, 2013, the Company announced that it has entered into a definitive agreement to acquire Norland Managed Services Ltd, a leading provider of commercial building technical engineering services in the United Kingdom and Ireland, for £250 million (approximately $400 million) plus up to £50 million (approximately $80 million) of deferred contingent consideration as well as a payment for excess working capital and related items. A copy of the press release issued by the Company on November 12, 2013 concerning the transaction is furnished as Exhibit 99.1. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated November 12, 2013, of CBRE Group, Inc. entitled “CBRE Group, Inc. Announces Definitive Agreement to Acquire UK-Based Norland Managed Services Ltd”

“Safe Harbor” Statement Under the U.S. Private Securities Litigation Reform Act of 1995

Certain of the statements in this Current Report on Form 8-K regarding the acquisition of Norland Managed Services Ltd that do not concern purely historical data are forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, including, but not limited to, the expected closing date of the acquisition, as well as other risks and uncertainties discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Any forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013	CBRE GROUP, INC.

	By:	/s/ Gil Borok
Gil Borok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 12, 2013, of CBRE Group, Inc. entitled “CBRE Group, Inc. Announces Definitive Agreement to Acquire UK-Based Norland Managed Services Ltd”